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EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of J.Crew Group, Inc., J. Crew Intermediate LLC and J.Crew Operating Corp. (collectively, the "Company") on Form 10-K for the period ended January 31, 2004 (the "Report"), Millard S. Drexler and Nicholas Lamberti, the Chief Executive Officer and Acting Chief Financial Officer of the Company, respectively, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2004

/s/ MILLARD S. DREXLER Millard S. Drexler Chief Executive Officer
/s/ NICHOLAS LAMBERTI Nicholas Lamberti Acting Chief Financial Officer

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002